SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2016

REVE TECHNOLOGIES, INC.
(Exact name of Company as specified in its charter)

Nevada	000-54497	27-2571663
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
300 S El Camino Real San Clemente, California 92672
(Address of principal executive offices)
Phone: (714) 907-1241
(Company’s Telephone Number) 17011 Beach Boulevard, Suite 900 Huntington Beach, California 92647
                    (Registrant’s Previous Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The number of issued and outstanding shares of Common Stock as at February 22, 2016, is 1,251,189,865

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective April 19, 2016 the Registrant and certain preferred shareholders of the Registrant entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Canteck Pharma, Inc., a Delaware corporation (“Canteck” or“CKPH”) and certain majority shareholders of CKPH. Canteck has developed and has patented technology (US8,067,531B2) and also known as Irreversible Pepsin Fraction (“IPF”). IPF is a therapeutic platform technology that can be used to facilitate a broad range of applications. It is free from neurological, gastrointestinal and hematological side effects. IPF has not shown to be subject to viral resistance and is cost effective.

The Purchase Agreement sets forth the plan through which the Registrant purchases from Seller, on the terms and conditions set forth in the Purchase Agreement, Sellers One Hundred Percent (100%) ownership Interest in CanTeck Pharma for its current and planned operations for the country of Mexico (“CPMO”) and the exclusive Sub Licensing Agreement therewith for Irreversible Pepsin Fraction specific to the Cancer indication only, for the entire country of Mexico (the “License”); Registrant. As consideration for the Purchase, the shareholders of Canteck and or Canteck per  its directive will receive controlling interest through acquiring herewith 667,000 of Registrants Series B preferred shares, to be amended to be non-dilutable, along with an amount of shares related of the purchase of the Exclusive Sub License equal to 60% of the then-issued and outstanding common stock of the Company, also to be non-dilutable. On the Closing Date Registrant shall also assume for its exclusive Sub Licensing Agreement aportion of the total liabilities due under the Exclusive Master Licensing Agreement by Canteck to the Zhabilov Trust in the allocated amount comprised of a $500,000 fee and $100,000 of other liabilities, the resulting total amountof Six Hundred Thousand ($600,000.00) US Dollars...The exclusive sub Licensing Agreement is for Irreversible Pepsin Fraction specific to the Cancer indication only, for the entire country of Mexico, or officially known as the United Mexican States.
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Securities Issued (Preferred Shares)

On April 19, 2016, the Company issued 667,000 shares of Series B Voting Preferred Stock to Canteck Pharma, Inc. representing 66.7% of the total issued and outstanding shares of the Company’s Series B Voting Preferred Stock.

Each share of Series B Voting Preferred Stock is equal to and counted as 1,000 times the vote of all of the shares of the Corporation (i) common stock, and (ii) other voting preferred stock issued and outstanding on the date of each and every vote or consent of the shareholders of the Company regarding each and every matter submitted to the shareholders of the Company for approval.

Consideration

The consideration for the 1,000,000 shares of Series B Voting Preferred Stock was in behalf of certain of the terms of the Purchase Agreement with Canteck Pharma, Inc. described herein. See also Exhibit 10.1 to this Current Report.

Exemption from Registration

The 1,000,000 shares of the Series B Voting Preferred Stock were issued in reliance upon that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), specified by the provisions of Section 4(2) of the Act regarding transactions by an issuer not involving a public offering of securities.  The issuance of those shares as conversion of the Indebtedness did not involve any public offering of securities.

Securities Issued (Common Shares)

On January 14, 2016, Blackbridge Capital, LLC converted a portion of a Convertible Promissory Note wherein 69,500,000 shares of the Company’s Common Stock were issued, representing 7.557% of the issued and outstanding shares of Common Stock.

On January 14, 2016, RDW Capital, LLC converted a portion of a Convertible Promissory Note wherein 32,500,000 shares of the Company’s Common Stock were issued, representing 3.534% of the issued and outstanding shares of Common Stock.

On January 14, 2016, Southridge Partners II, LP converted a portion of a Convertible Promissory Note wherein 46,221,000 shares of the Company’s Common Stock were issued, representing 5.026% of the issued and outstanding shares of Common Stock.

On January 19, 2016, JMJ Financial converted a portion of a Convertible Promissory Note wherein 38,400,000 shares of the Company’s Common Stock were issued, representing 4.008% of the issued and outstanding shares of Common Stock.

On January 20, 2016, Typenex Co Investment, LLC converted a portion of a Convertible Promissory Note wherein 70,100,000 shares of the Company’s Common Stock were issued, representing 6.818% of the issued and outstanding shares of Common Stock.

On January 26, 2016, Blackbridge Capital, LLC converted a portion of a Convertible Promissory Note wherein 81,238,094 shares of the Company’s Common Stock were issued, representing 6.492% of the issued and outstanding shares of Common Stock.

On January 26, 2016, RDW Capital, LLC converted a portion of a Convertible Promissory Note wherein 40,000,000 shares of the Company’s Common Stock were issued, bringing the total of its beneficial ownership to 3.196% of the issued and outstanding shares of Common Stock.

On January 26, 2016, Southridge Partners II, LP converted a portion of a Convertible Promissory Note wherein 101,828,800 shares of the Company’s Common Stock were issued, representing 8.138% of the issued and outstanding shares of Common Stock.

Consideration

The consideration for the shares of Common Stock issued were presentation of a Notice of Conversion relative to a Convertible Promissory Note(s).

On April 19, 2016, One Hundred Seventy Two Million Thirty Nine Thousand Three Hundred and Three (172,039,303) shares of the Company’s Common Restricted Stock were agreed to be issued to Mr. Dennis Alexander, representing 4.95% of the issued and outstanding shares of Common Stock, in exchange for the return of 333,500 shares of his Series B Voting Preferred Stock toward the Registrants Purchase Agreement with Cantech Pharma, Inc. and retains 166,500 of Series B Voting Preferred Stock. The shares shall have non dilutable provisions.

On April 19, 2016, One Hundred Seventy Two Million Thirty Nine Thousand Three Hundred and Three (172,039,303) shares of the Company’s Common Restricted Stock were agreed to be issued to Mrs. Joanne M. Sylvanus, representing 4.95% of the issued and outstanding shares of Common Stock, in exchange for her return of 333,500 shares of her Series B Voting Preferred Stock toward the Registrants Purchase Agreement with Cantech Pharma, Inc. The shares shall have non dilutable provisions.

On April 19, 2016, Two Billion Two Hundred Twenty Million Eight Hundred Sixty Three Thousand Four Hundred and Four (2,220,863,404)  shares of the Company’s Common Restricted Stock were agreed to be issued to Canteck Pharma, Inc., representing 54.05% of the issued and outstanding shares of Common Stock, in behalf of the Purchase Agreement with Cantech. The shares shall have non dilutable provisions.

On April 19, 2016, Six Hundred and Sixty Seven Thousand, (667,000) shares of the Registrants Series B Voting Preferred Stock toward the Registrants Purchase Agreement were agreed to be issued to Canteck Pharma, Inc.., representing 66.7% of the issued and outstanding shares of Series B Voting Preferred Stock, in behalf of the Purchase Agreement with Cantech. The shares shall have non dilutable provisions.

Exemption from Registration

The shares of Common Stock issued pursuant to Convertible Promissory Notes were issued in reliance upon that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), specified by the provisions of Section 4(2) of the Act regarding transactions by an issuer not involving a public offering of securities.  The issuance of those shares as conversion of the Indebtedness did not involve any public offering of securities.

Additional Issuances from Convertible Promissory Notes

Additionally, during the period commencing January 14, 2016 through January 26, 2016 and unchanged through April 22, 2016, the Company issued 479,787,894 common shares to reduce debt on certain convertible promissory notes. The issued and outstanding common shares of the Company, at the beginning of the period commencing January 14, 2016, was 771,401, 971 shares.

Exemption from Registration

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The information set forth and incorporated by reference in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Identity of the person who acquired control; date and description of the transaction; and basis of control

On April 19, 2016, in behalf of the Registrants Purchase Agreement with Canteck Pharma, Inc. Mrs. Diana Zhabilov was appointed as Chairman, Mr. Harry Zhabilov was appointed as Chief Science Officer and Treasurer of the Company. Mr. Dennis Alexander continues appointment as Chief Executive Offer and Director, and Ms. Joanne M. Sylvanus continues appointment as Chief Financial Officer, Secretary and Director. It was further agreed that Valentine Dimitrov is to be appointed to the Board of Directors after the closing of the Purchase Agreement as a fifth Director.

In consideration for the terms of the Purchase Agreement between the Registrant and Cantech Pharma, Inc. which Cantech is owned by Mrs. Diana Zhabilov and who will be Chairman of the Registrant, Cantech will receive Two Billion Two Hundred Twenty Million Eight Hundred Sixty Three Thousand Four Hundred and Four (2,220,863,404) of the Registrants common restricted stock and 667,000 shares of its Preferred Series B Voting Stock. Mr. Alexander will receive 172,039,303 shares of the Company’s Common Restricted Stock and retain 166,500 shares of Voting Preferred Stock and Ms. Sylvanus will receive 172,039,303 shares of the Company’s Common Restricted Stock and retain 166,500 shares of Voting Preferred Stock in behalf of the terms of the Registrants Purchase Agreement with Canteck. These issuances will render Canteck Pharma, Inc., Mrs. Diana Zhabilov who directly owns100% of Canteck, in control of the Company.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The information set forth and incorporated by reference in Item 3.02 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

On April 19, 2016, in behalf of the Registrants Purchase Agreement with Canteck Pharma, Inc. Mrs. Diana Zhabilov was appointed as Chairman and President of the Registrant, and Mr. Harry Zhabilov was appointed as Chief Science Officer and Treasurer of the Registrant.

It was further agreed that Valentine Dimitrov is to be appointed to the Board of Directors after the closing of the Purchase Agreement as a fifth Director. In consideration for the terms of the Purchase Agreement between the Registrant and Cantech Pharma, Inc. which Cantech is owned by Mrs. Diana Zhabilov, now acting Chairman of the Registrant, Cantech will receive 2,220,863,404 shares of the Registrants Common Restricted Stock and 667,000 shares of its Preferred Series B Voting Stock.

A description of the business experience during the past several years for our directors and executive officer is set forth below:

Mrs. Diana Zhabilov, serves as Chairman of the Registrant since April 19, 2016. Mrs. Zhabilov has served as an Educator and Clinical Instructor with Success Education Colleges from December 2014 to the present. She has worked at Dream Home Health from May 2013 to the present evaluating patients for immediate medical needs and plan of care.  Education includes Board of Nursing – Sacramento, CA , Board of CNA  - Sacramento, Reagan Career Institute for Phlebotomy Tech I, Golden Gate University- San Francisco, CA, College of Nursing, Medical Academy, Sofia, Bulgaria. Certifications include VN 204027, Phlebotomy and IV certified CA, CPR-BLS/AED, BSN in Nursing Diploma # 9357/1988 Sofia, Bulgaria.

Mr. Harry H. Zhabilov, Jr., BSc, McS Science serves as Chief Science Officer and Treasurer of the Registrant, and is a Vice Chairman, President and Chief Science Officer of Immunotech Laboratories, Inc. Mr. Zhabilov Founded Immunotech Laboratories, Inc. He served as Vice Chairman, Chief Science Officer and Secretary of International Technology Systems, Inc. since December 2008. Mr. Zhabilov holds a degree of B.S and M.S. in chemistry and Chemical Engineering. He is a member of ACS, ALCHE.

Dennis R. Alexander has served CEO and Director of the Registrant since April 19, 2016 having served as Chairman, CEO and Director since November 2015. He served as a Director and CEO of Boomerang Oil, Inc listed on the Canadian Securities Exchange and the Frankfurt Stock Exchange since March 2014 and as Chairman, Director, CEO, and President of the Mondial Ventures, Inc. since July 31, 2012. He has served as Chairman, CEO, and CFO of EGPI Firecreek, Inc. (“EGPI”) and President and Director of its wholly owned subsidiary Energy Producers, Inc. (“EPI”), engaged in oil and natural gas exploration, production, and development. Since May 21, 2009. Mr. Alexander served as Chairman, President and Chief Financial Officer of EGPI and Firecreek Petroleum, Inc., (“FPI”) which pursued oil and gas acquisitions internationally in certain Eurasian countries during the then trend up for oil. Since February 10, 2007 he has served as Chairman and Chief Financial Officer of EGPI and FPI since July 1, 2004 through February 9, 2007, having served as the President and Director of EGPI from May 18, 1999 to June 30, 2004. In September 1998 he was a founder, and from January 19, 1999 through its acquisition with EGPI served in various capacities as President and Director of Energy Producers Group, Inc., and was the original founding entity for EGPI and EPI. From April 1997 through March 1998 he served as CEO, Director, Consultant of Miner Communications, Inc., a media communications company. From April 26, 1997 through March, 1998 he was a director of Rockline, Inc., a private mining, resource company, and a founder of World Wide Bio Med, Inc., a private health-bio care, startup company. Since March 1996 to the present he has owned Global Media Network USA, Inc., which has included management consulting, advisory services. Mr. Alexander attended ASU studying Architecture from 1971 to 1974.

Joanne M. Sylvanus has served as a Director, Chief Financial Officer, and Secretary of the Registrant since November 2015. She served as a Director Chief Financial Officer of Boomerang Oil, Inc., listed on the Canadian Securities Exchange and the Frankfurt Stock Exchange since March 2014 and as a Director, Chief Financial Officer of Mondial Ventures, Inc since July 31, 2012 and additionally as Secretary and Treasurer since November 7, 2012. She has been engaged by EGPI Firecreek, Inc. (“EGPI”) and its wholly owned subsidiary Energy Producers, Inc. (“EPI”) which is in the business of oil and natural gas exploration, production, and development as an accounting and tax consultant since December 1999 and May 21, 1999 respectively. She is the owner and sole proprietor of J.M. Sylvanus Accounting, since May 1974, which prepares Corporate, Partnership, Trust, and Estate Tax Returns, acts as Conservator and Trustee for Estates and Trusts, and provides consulting on Financial and Tax matters. She held a Certified Public Accounting certificate from the State of Arizona from October 1972 until May 1996 when she formally retired her certificate. Over the years from 1974 until May 1996, she was the owner and sole proprietor of J.M. Sylvanus CPA which conducted certified audits for not-for-profit organizations, broker dealers, and mortgage bankers; provided tax planning and tax preparation services for business, trusts, and individuals, designed and installed business accounting systems, and sub-contracted those services with the Small Business Administration and Arizona Research Bureau. Ms. Sylvanus taught accounting at Phoenix College from 1974 through 1985. She graduated from Cleveland State University in 1970 with a B.A. in Accounting and a minor in Economics. She has served on the Board of The American Society of Women Accountants for eight years in every Board position except Secretary.

On April 19, 2016, Dennis Alexander tendered his resignation as Chairman with the Registrant in behalf of the change of control resulting from the Registrants terms of its Purchase Agreement with Canteck Pharma, Inc. Effective April 19, 2016, Mr. Dennis Alexander shall serve as Chief Executive Officer and Director, and Ms. Joanne Sylvanus as Chief Financial Officer, Secretary and Director. Mr. Alexander and Mrs. Sylvanus will each retain 166,500 shares of the Series B Voting Preferred Shares and 172,039,303 shares of the Company’s Common Restricted Stock which was in exchange for each of their return of Series B Voting Preferred Stock in the amount of 333,500.  Mr. Alexander will receive a salary of Five Thousand Dollars ($5,000) per month and Ms. Slyvanus, Three Thousand Dollars ($3,000) per month.

Management and operational activities related to development of the Capital Purchase Division have been suspended at the present time due to the inability to raise the capital funding needed for both proof of test and building current or ongoing operations. This potential divisional operation will be reviewed for its potential in the future.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

The information set forth and incorporated by reference in 3.02, 5.01, and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

On November 29, 2015, the Board of Directors of Reve Technologies, Inc. (the “Company”) approved by its consent to amend the Company’s Articles of Incorporation to increase the authorized capital stock.

As a result of this filing, the Company’s Articles of Incorporation were amended to increase the total authorized capital stock from 1,000,000,000 shares to 5,000,000,000 shares consisting of (i) 4,990,000,000 shares of voting common stock, $0.001 par value per share, and (ii) 10,000,000 shares of preferred stock, $0.001 par value per shares, which remains unchanged.

For more information please see Item 5.03 and Exhibit 3.1 in our Current Report on Form 8-K filed on January 14, 2016.

ITEM 8.01 OTHER INFORMATION

Effective April 19, 2016 the Registrant and certain preferred shareholders of the Registrant entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Canteck Pharma, Inc., a Delaware corporation (“Canteck” or“CKPH”) and certain majority shareholders of CKPH. Canteck has developed and has patented technology (US 7,479,538 B2) and also known as Irreversible Pepsin Fraction (“IPF”). IPF is a therapeutic platform technology that can be used to facilitate a broad range of applications. It is free from neurological, gastrointestinal and hematological side effects. IPF has not shown to be subject to viral resistance and is cost effective.

The Purchase Agreement sets forth the plan through which the Registrant purchases from Seller, on the terms and conditions set forth in the Purchase Agreement, Sellers One Hundred Percent (100%) ownership Interest in Canteck Pharma for its current and planned operations for the country of Mexico (“CPMO”) and the exclusive Sub Licensing Agreement therewith for Irreversible Pepsin Fraction specific to the Cancer indication only, for the entire country of Mexico (the “License”);

About IPF for Cancer treatment
Immunotherapy has the potential to provide an alternative and/or complementary treatment for most types of cancer. The advantage of immunotherapy over radiation and chemotherapy is that it can act specifically against the tumor without causing normal tissue damage. Current data indicates that immune protection against all cancer requires the generation of a potent cellular immune response against a unique tumor antigen expressed by the malignant cell. As a consequence successful immune protection first requires a unique antigen expressed in the tumor cells (tumor specific antigen) and second, an induction of a potent T-cell immune response, targeted to the tumor antigen.
Unfortunately the immune system by itself can´t recognize specific tumor antigens and reject them; however recent advances have revealed that certain proteins binding with specific tumor antigens can be recognized by the immune system, this is what IPF does.

IPF proteins attach to tumor antigens, creating superantigens (Sags), which increases the number of antibodies against the malignant cells and induces a potent T-cell immune response targeted to the tumor antigen. For a stronger immune response, IPF may be paired with different kinds of adjuvants such as IL-2, IL-6, IL-12 or other cytokines. Another form of immunotherapy can also provide active immunization, which allows for amplification of the immune response. In addition, vaccines can generate a memory immune response. Recent advances have revealed that any cellular protein (expressed in virally infected cells or cancer cells) can be recognized by the immune system if those proteins are presented to the immune system in a form that results in an activation rather than ignorance or tolerance to the antigen. In addition, T-cells rather than B-cells are usually responsible for this recognition.

It is important to point out that when we discuss vaccines for cancer we are referring to treatment rather than prevention, because the antigens expressed by tumor cells (which are the immunogens recognized by the immune system) are not yet known. Attaching known proteins will increase the number of antibodies to fight against them.
This mechanism of action will give us an exact answer (known antigens we have to make known for immune system). In contrast we can use vaccines to prevent infectious diseases because the antigens expressed the causative agent – fraction and/or its proteins that can attach, serve as the immunogen are already known.

 ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1	Purchase and Sale Agreement with Canteck Pharma, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reve Technologies, Inc.
Date: April 25, 2016
By: /s/Dennis Alexander
Dennis Alexander
CEO